POWER OF ATTORNEY



         We, the undersigned Directors and Officers of The Black & Decker Corporation (the "Corporation"), hereby constitute and appoint Nolan D. Archibald, Michael D. Mangan and Charles E. Fenton, and each of them, with power of substitution, our true and lawful attorneys-in-fact with full power to sign for us, in our names and in the capacities indicated below, a Registration Statement on Form S-8, and any and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933, as amended, up to 5,000,000 shares of Common Stock of the Corporation under The Black & Decker 1996 Stock Option Plan.



/s/ NOLAN D. ARCHIBALD      Director, Chairman,                April 25, 2000
-------------------------   President and Chief
Nolan D. Archibald          Executive Officer
                            (Principal Executive
                            Officer)

/s/ NORMAN R. AUGUSTINE     Director                           April 25, 2000
-------------------------
Norman R. Augustine


/s/ BARBARA L. BOWLES       Director                           April 25, 2000
-------------------------
Barbara L. Bowles


/s/ MALCOLM CANDLISH        Director                           April 25, 2000
-------------------------
Malcolm Candlish


/s/ ALONZO G. DECKER, JR.   Director                           April 25, 2000
--------------------------
Alonzo G. Decker, Jr.


/s/ ANTHONY LUISO           Director                           April 25, 2000
--------------------------
Anthony Luiso


/s/ MARK H. WILLES          Director                           April 25, 2000
--------------------------
Mark H. Willes


/s/ MANUEL A. FERNANDEZ     Director                           April 25, 2000
--------------------------
Manuel A. Fernandez


/s/ MICHAEL D. MANGAN       Senior Vice President              April 25, 2000
--------------------------  and Chief Financial
Michael D. Mangan           Officer (Principal
                            Financial Officer)

/s/ CHRISTINA M. McMULLEN   Vice President and                 April 25, 2000
--------------------------  Corporate Controller
Christina M. McMullen       (Principal Accounting
                            Officer)